Exhibit 10.5

Execution Version

AMENDMENT NO. 4 AND JOINDER TO CREDIT AGREEMENT

This Amendment No. 4 and Joinder to Credit Agreement (this “Agreement”) dated as of May 27, 2015 is among Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Extraction Oil & Gas, LLC, a Delaware limited liability company, XTR Midstream, LLC, a Delaware limited liability company, 7N, LLC, a Delaware limited liability company, Mountaintop Minerals, LLC, a Delaware limited liability company and 8 North, LLC, a Delaware limited liability company (collectively, the “Guarantors”), the undersigned Existing Lenders (as defined below), the New Lender (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.            The Borrower, the financial institutions party thereto as Lenders (the “Existing Lenders”, and together with the New Lender (as defined below), collectively, the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014, the Amendment No. 2 and Joinder dated as of November 10, 2014, the Amendment No. 3 dated as of December 30, 2014, the Waiver dated as of February 12, 2015, the Consent Agreement dated as of February 27, 2015, the Consent Agreement dated as of March 25, 2015 and the Waiver dated as of April 28, 2015 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.            The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.            The Lenders agree to set the Borrowing Base at $250,000,000 for the June 1, 2015 redetermination of the Borrowing Base.

D.            In connection with the Borrowing Base redetermination provided for herein, the undersigned New Lender (the “New Lender”) desires to become party to the Credit Agreement as a Lender and the Commitments of the Existing Lenders and the New Lender shall be adjusted to the amounts set forth on Schedule I attached hereto.

E.            The Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.              Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.              Joinder of New Lender.

(a)           The New Lender is hereby added to the Credit Agreement as a Lender, with the Commitment set forth opposite its name on Schedule I attached hereto, and shall receive all rights of a Lender under the Credit Agreement and the other Loan Documents. The New Lender agrees to be bound by all of the terms and provisions of the Credit Agreement binding on each Lender.

(b)           The Commitment of each Existing Lender is adjusted to the amount set forth opposite its name on Schedule I attached hereto.

(c)           Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 3.              Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 7 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended to add the following defined terms in alphabetical order:

“Amendment No. 4 Effective Date” means May 27, 2015.

(b)           Section 2.2(a) is amended to read in its entirety as follows:

“(a)         Borrowing Base.  The Borrowing Base in effect as of the Amendment No. 4 Effective Date has been set by the Administrative Agent and the Lenders and acknowledged by the Borrower as $250,000,000. Such Borrowing Base shall remain in effect until the next redetermination or reduction made pursuant to this Section 2.2.  The Borrowing Base shall be determined in accordance with the standards set forth in Section 2.2(d) and is subject to periodic redetermination pursuant to Sections 2.2(b), and 2.2(c) and reductions pursuant to Section 2.2(e).”

(c)           Section 6.8(e) of the Credit Agreement is amended by replacing clause (A) to read in its entirety as follows: “(A) if such properties are classified as developed, then either (i) at least 80% of the consideration received by the Loan Party in respect of such Asset Sale shall be cash or cash equivalents, or (ii) such properties shall be sold in a substantially simultaneous asset exchange and the consideration received by the Loan Party in respect of such Asset Sale shall be (i) cash or cash equivalents, (ii) other Oil and Gas Properties classified as Proven Reserves or (iii) a combination of the foregoing,”

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(d)           Section 6.8(e) of the Credit Agreement is amended by adding the following language at the beginning of clause (E): “the Borrower shall certify to the Administrative Agent its estimation of the fair market value of the Oil and Gas Properties subject to such Asset Sale and”

(e)           Schedule I to the Credit Agreement is amended to read in its entirety as set forth on Schedule I attached hereto.

Section 4.              Reaffirmation of Liens.

(a)           Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)           The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement.

Section 5.              Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 6.              Representations and Warranties.  Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders  that:

(a)           the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)           (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and

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authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)           as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 7.              Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)           Documentation. The Administrative Agent shall have received:

(1)           this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank each Existing Lender and the New Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;

(2)           a Note payable to the New Lender in the amount of the New Lender’s Commitment, duly and validly executed by the Borrower; and

(3)           Mortgages or supplements to Mortgages executed by the applicable Loan Party encumbering substantially all of the Loan Parties’ Proven Reserves described in the most recently delivered Reserve Report to the extent that such Proven Reserves were not previously subject to an Acceptable Security Interest pursuant to a Mortgage or supplement to Mortgage that was previously executed, delivered and recorded in the appropriate real property records of the applicable county.

(b)           Borrowing Base Increase Fee.  The Borrower’s having paid to the Administrative Agent for the account of each Lender an increase upfront fee in an amount equal to 0.40% of the positive amount, if any, equal to (i) such Lender’s share of the Borrowing Base that will be effective upon the effectiveness of this Agreement, minus (ii) such Lender’s share of the Borrowing Base in effect under the Credit Agreement immediately prior to the effectiveness of this Agreement.

(c)           Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(d)           No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

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(e)           Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 8.              Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 9.              Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 10.            Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS HOLDINGS, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

GUARANTORS:

EXTRACTION OIL & GAS, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

XTR MIDSTREAM, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

7N, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

MOUNTAINTOP MINERALS, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

8 NORTH, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender and an Existing Lender

By:	/s/ Joseph T. Rottinghaus
Name:	Joseph T. Rottinghaus
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

LENDERS:

ROYAL BANK OF CANADA,
as an Existing Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

BOKF, NA,
as an Existing Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

GOLDMAN SACHS BANK USA,
as an Existing Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

FIFTH THIRD BANK,
as an Existing Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

SUNTRUST BANK,
as an Existing Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

MUFG UNION BANK, N.A.
as an Existing Lender

By:	/s/ Stacy Goldstein
Name:	Stacy Goldstein
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

KEYBANK NATIONAL ASSOCIATION,
as an Existing Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

BARCLAYS BANK PLC,
as the New Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]

SCHEDULE I

Commitments, Contact Information

ADMINISTRATIVE AGENT/ ISSUING LENDER
Wells Fargo Bank, National Association	Address:	1700 Lincoln St., 6th Floor
Denver, CO 80203
	Attn:	Joe Rottinghaus
	Telephone:	303-863-5367
	Facsimile:	303-863-5196

LOAN PARTIES
Borrower/Guarantors	Address:	1888 Sherman St., Suite 200
Denver, CO 80203
	Attn:	Mr. Rusty Kelley
	Telephone:	720-557-8302
	Facsimile:	720-557-8301
	Email:	rtkelley@extractionog.com

Lender	Commitment
Wells Fargo Bank, National Association	$138,000,000
Royal Bank of Canada	$82,000,000
BOKF, NA	$57,500,000
Fifth Third Bank	$38,500,000
KeyBank National Association	$38,500,000
SunTrust Bank	$38,500,000
MUFG Union Bank, N.A.	$38,500,000
Barclays Bank PLC	$38,500,000
Goldman Sachs Bank USA	$30,000,000
Total:	$500,000,000

[SCHEDULE I TO AMENDMENT NO. 4 TO CREDIT AGREEMENT — EXTRACTION]